Exhibit 10.1

February 1, 2006

Ominira Networks, LLC

28001 Chagrin Blvd. Suite 305

Beachwood, OH 44122

Attention: Dr. Olu Lafe, President and Chief Executive Officer

Re:	$620,000 Senior Secured Promissory Note dated July 1, 2005, as amended November 4, 2005, December 5, 2005 and January 6, 2006 (the “Note”)

Dear Dr. Lafe:

Reference is made to Sections 2(a) and 3 of the Note made by Ominira Networks, LLC (the “Company”) to IA Global, Inc. (the “Holder”). Capitalized terms used in this letter are used herein as defined in the Note.

The Holder hereby declares all principal, interest and other amounts payable by the Company under the Note (the “Note Obligations”) to be immediately due and payable, as an Event of Default under the Note occurred when the Company failed to pay to the Holder the payment due on January 31, 2006 under the Note, which nonpayment has not been cured by the Company as of the date hereof. Without limiting any other rights or remedies that the Holder may have pursuant to the Note, by law or otherwise, the Holder hereby demands that the Company immediately make payment of the Note Obligations by wire transfer of immediately available funds to the account set forth on Exhibit A attached hereto.

Notwithstanding the above, the Holder reserves all of its rights to take further actions with respect to the Note. No delay on the part of the Holder in taking any action now or in the future with respect thereto shall be construed to constitute a waiver of any of the Holder’s rights under the Note or to impair or otherwise prejudice the later exercise of any such rights.

Sincerely,

IA GLOBAL, INC.

By:	/s/ Mark Scott
	Name:	Mark Scott
	Title:	President and Chief Financial Officer

IA Global, Inc. 550 North Reo Street, Suite 300, Tampa, FL 33609 USA

Tel: 813-261-5157 Fax: 813-261-5158

EXHIBIT A

WIRE INSTRUCTIONS

Bank of America

A.P. Giannini Office, Branch #973

300 S. El Camino Real

San Mateo CA. 94402

Tel. 888-852-5000 ext. 7161

Fax. 650-375-1027

Account Manager; Charu Bhola

Account Name:

IA Global, Inc.

Checking Account # 09730-13705

ABA/Routing Number:

# 1210 00358

SWIFT BOFAUS6S

IA Global, Inc. 550 North Reo Street, Suite 300, Tampa, FL 33609 USA

Tel: 813-261-5157 Fax: 813-261-5158